VALIC COMPANY I

Supplement Dated April 30, 2003

to

Prospectus Dated October 1, 2002

The Board of Directors (the "Board") of VALIC Company I approved the following changes to the Opportunities Fund (the "Fund"), effective upon the close of business June 30, 2003:

1. The Fund will adopt a principal investment strategy of investing mainly in common stocks of U.S. companies, with a focus on growth stocks (those the subadviser believes whose earnings will grow faster than the economy, with a resultant price increase). The Fund will invest mainly in midsized and large companies, although it may invest in companies of any size. Although the Fund will invest primarily in U.S. securities, it may invest up to 35% of its total assets in securities of foreign issuers, including up to 10% in securities of issuers in developing (also known as "emerging") markets.

The Fund may also invest in preferred stocks, convertible securities and debt instruments.

2. The Fund's benchmark will change to the Russell 1000® Growth Index from the S&P 500® Index upon the change in the investment strategy.

3. The name of the Fund will change to "Growth Fund" upon the change in the investment strategy June 30, 2003.